                                                                EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 20, 1996 appearing on page 33 of Pharmacyclics, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1996. We also consent to the references to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE, LLP

San Jose, California
March 3, 1997